As filed with the Securities and Exchange Commission on December 23, 1998
                                                   Registration No. 333-68045
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------------

                                 POST-EFFECTIVE
                                 Amendment No. 1
                                       to
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                   ------------------------------------------

                               XOMA ARIZONA, INC.
             (Exact name of registrant as specified in its charter)
                   ------------------------------------------

           Arizona                      2834                     94-2756657
(State or other jurisdiction     (Primary Standard           (I.R.S. Employer
    of incorporation or         Industrial Classifi-          Identification
       organization)                Code Number)                   Number)
                   ------------------------------------------

                               2910 Seventh Street
                               Berkeley, CA 94710
                                 (510) 644-1170
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Christopher J. Margolin, Esq.
                              c/o XOMA Corporation
                               2910 Seventh Street
                               Berkeley, CA 94710
                                 (510) 644-1170
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                           Geoffrey E. Liebmann, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3313
                   ------------------------------------------

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______
         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____
                   ------------------------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
===============================================================================

                                     PART II

           INFORMATION NOT REQUIRED IN THE PROXY STATEMENT/PROSPECTUS


Item 21.  Exhibits

         See Exhibit Index immediately preceding Exhibits.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on December 23, 1998.

                                XOMA CORPORATION


                                By:  /s/ John L. Castello
                                     -------------------------------------
                                     Name:  John L. Castello
                                     Title: Chairman of the Board,
                                            President and
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              Signature                                Title                           Date

/s/ John L. Castello                    Chairman of the Board, President          December 23, 1998
-------------------------------         and Chief Executive Officer
John L. Castello                        (Principal Executive Officer) and
                                        Director


/s/ Peter B. Davis                      Vice President, Finance and Chief         December 23, 1998
-------------------------------         Financial  Officer (Principal Finan-
Peter B. Davis                          cial and Accounting Officer) and
                                        Director


/s/ Christopher J. Margolin             Director                                  December 23, 1998
-------------------------------
Christopher J. Margolin



                                INDEX TO EXHIBITS


2.1 Agreement and Plan of Merger by and between XOMA Corporation and XOMA Arizona, Inc. dated November 25, 1998.

3.1  Articles of Incorporation of XOMA Arizona, Inc.*

3.2 Amended and Restated Articles of Incorporation of XOMA Arizona, Inc. (included as Exhibit A to Annex I to the Proxy Statement/Prospectus).*

3.3  By-laws of XOMA Arizona, Inc.*

3.4 Memorandum of Continuance of XOMA Ltd. (included as Annex II to the Proxy Statement/Prospectus).*

3.5  Bye-Laws of XOMA Ltd. (included as Annex III to the Proxy
     Statement/Prospectus).*

4.1 Stockholder Rights Agreement dated October 27, 1993 by and among XOMA Corporation and First Interstate Bank of California (incorporated herein by reference to Exhibit 1 to XOMA Corporation's Current Report on 8-K dated October 27, 1993 filed November 2, 1993).

4.2 Form of Resolution Regarding Preferences and Rights of Series A Preference Shares of XOMA Ltd.

4.3 Form of Resolution Regarding Preferences and Rights of Series B Preference Shares of XOMA Ltd.

4.4 Form of Resolution Regarding Preferences and Rights of Series C Preference Shares of XOMA Ltd.

4.5 Form of Common Stock Purchase Warrant (1996 Warrants) (incorporated herein by reference to Exhibit 4.9 to XOMA Corporation's Registration Statement on Form S-3 (File No. 333-07263)).

4.6 Form of Common Stock Purchase Warrant (1997 Warrants) (incorporated herein by reference to Exhibit 3 to XOMA Corporation's Current Report on Form 8-K dated August 13, 1997 filed August 18, 1997 (File No. 0-14710)).

4.7 Form of Common Stock Purchase Warrant (1998 Warrants) (incorporated herein by reference to Exhibit 3 to XOMA Corporation's Current Report on Form 8-K dated June 26, 1998 filed June 29, 1998 (File No. 0-14710)).

4.8 Form of Common Stock Purchase Warrant (Incyte Warrants) (incorporated herein by reference to Exhibit 2 to XOMA Corporation's Current Report on Form 8-K dated July 9, 1998 filed July 16, 1998 (File No. 0-14710)).

5.1 Opinion of Bryan Cave LLP regarding the legality of the securities being offered.*

5.2 Opinion of Conyers Dill & Pearman regarding the legality of the securities being offered.*

8.1  Opinion of Cahill Gordon & Reindel regarding certain U.S. tax matters.*

8.2  Opinion of Conyers Dill & Pearman regarding certain Bermuda tax matters.*

23.1 Consent of Arthur Andersen LLP, Independent Auditors.*

23.2 Consent of Bryan Cave LLP (included in Exhibit 5.1).*

23.3 Consent of Conyers Dill & Pearman (included in Exhibits 5.2 and 8.2).*

23.4 Consent of Cahill Gordon & Reindel (included in Exhibit 8.1).*

23.5 Consent of Lehman Brothers Inc.*

24.1 Power of Attorney.*

99.1 Opinion of Lehman Brothers Inc. (included as Annex IV to the Proxy Statement/Prospectus).*

99.2 Proxy Card.*

----------
* Previously filed.